Exhibit 99.1

Brooks Automation Announces Legal Settlement in Israel

    CHELMSFORD, Mass., May 3 /PRNewswire-FirstCall/ -- Brooks Automation, Inc. (Nasdaq: BRKS), which creates manufacturing efficiency for the semiconductor and other complex manufacturing industries, today announced that on April 28, 2004 Brooks was notified by letter that a legal settlement had been concluded against it in Israel in the amount of approximately $700,000.

    As previously disclosed in periodic filings with the Securities and Exchange Commission, the legal proceeding arose out of a dispute between PRI Automation, Inc. ("PRI"), prior to the acquisition of PRI by Brooks, and an Israeli engineering services firm. The dispute pertained to an arrangement under which PRI engaged the services of the Israeli firm to obtain workers to perform work on a contract basis for PRI in Israel in 1997. Those workers were later hired by PRI as direct employees, and the Israeli firm subsequently filed suit alleging contractual violations and other damages.

    Brooks anticipates making payment of the full amount of the settlement to the Israeli firm during May 2004. Because this resolution provides additional evidence with respect to the expense associated with the previously disclosed legal proceeding, Brooks will record the expense associated with the payment of this settlement in the fiscal quarter ended March 31, 2004. The financial tables attached to this release show the impact of this expense on previously announced financial results released by Brooks on April 22, 2004.


    All trademarks contained herein are the property of their respective owners.


     Contact:
     Mark Chung
     Director of Investor Relations
     Brooks Automation, Inc.
     Telephone: (978) 262-2459
     mark.chung@brooks.com


                           BROOKS AUTOMATION, INC.
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                (in thousands)


                                                 March 31,     September 30,
                                                     2004              2003


    ASSETS
    Cash, cash equivalents and marketable
     securities                                   $199,817          $129,480
    Accounts receivable, net                       103,379            69,374
    Inventories                                     80,447            53,212
    Other current assets                            10,802            17,946

         Total current assets                      394,445           270,012

    Property, plant and equipment, net              60,587            64,825
    Long-term marketable securities                109,991            69,108
    Intangible assets, net                          78,578            79,550
    Other assets                                     9,384             9,206

              Total assets                        $652,985          $492,701


    LIABILITIES, MINORITY INTERESTS AND
     STOCKHOLDERS' EQUITY
    Current liabilities                           $165,684          $134,857
    Convertible subordinated notes                 175,000           175,000
    Other long-term liabilities                     18,699            19,851

              Total liabilities                    359,383           329,708

    Minority interests                                 956               707

    Stockholders' equity                           292,646           162,286

                Total liabilities,
                 minority interests and
                 stockholders' equity             $652,985          $492,701



         Cash, cash equivalents, short-
          term and long-term marketable
          securities
            March 31, 2004                        $309,808
            December 31, 2003                     $312,680
            September 30, 2003                    $198,588
            June 30, 2003                         $209,646
            March 31, 2003                        $212,933



                           BROOKS AUTOMATION, INC.
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share data)


                                       Three months ended   Six months ended
                                             March 31,           March 31,
                                           2004      2003      2004      2003


    Revenues                           $137,984   $92,964  $220,530  $177,819
    Cost of revenues                     87,074    68,312   139,375   128,793

    Gross profit                         50,910    24,652    81,155    49,026

    Operating expenses:
      Research and development           16,634    19,754    32,702    39,428
      Selling, general and
       administrative                    21,469    23,022    41,236    57,128
      Acquisition-related and
       restructuring charges              2,168     4,728     2,168    25,824
                                         40,271    47,504    76,106   122,380

    Income (loss) from operations
     before amortization of
      acquired intangible assets         10,639   (22,852)    5,049   (73,354)

    Amortization of acquired
     intangible assets                      939       941     1,882     2,988

    Income (loss) from operations         9,700   (23,793)    3,167   (76,342)

    Interest (income) expense, net        1,083     1,529     2,516     2,349
    Other (income) expense, net             239     3,323       197    16,035

    Income (loss) before income taxes
     and minority interests               8,378   (28,645)      454   (94,726)

    Income tax provision                  1,829        53     2,842     4,868

    Income (loss) before minority
     interests                            6,549   (28,698)   (2,388)  (99,594)

    Minority interests in earnings of
     consolidated subsidiary                317       103       249       193

    Net income (loss)                    $6,232  $(28,801)  $(2,637) $(99,787)

    Income (loss) per share:
          Basic                           $0.14    $(0.79)   $(0.06)   $(2.73)
          Diluted                         $0.14    $(0.79)   $(0.06)   $(2.73)

    Shares used in computing income
     (loss) per share:
          Basic                          44,412    36,682    41,417    36,521
          Diluted                        44,995    36,682    41,417    36,521



    Pro Forma Net Income (loss) Before Amortization of Acquired Intangible
         Assets and Other Acquisition and Disposition Related Charges


      Net income (loss) before
       amortization of acquired
       intangible assets
       and other acquisition and
       disposition related charges,
       net of taxes                       $10,829  $(12,652) $3,861  $(36,684)


      Income (loss) per share before
       amortization of acquired
       intangible
       assets and other acquisition and
       disposition related
       charges, net of taxes
            Basic                           $0.24    $(0.34)  $0.09    $(1.00)
            Diluted                         $0.24    $(0.34)  $0.09    $(1.00)

      Shares used in computing income
       (loss) per share before
       amortization
       of acquired intangible assets and
       other acquisition and
       disposition related charges, net
       of taxes
            Basic                          44,412    36,682  41,417    36,521
            Diluted                        44,995    36,682  42,036    36,521



                           BROOKS AUTOMATION, INC.
                     CALCULATION OF PRO FORMA NET INCOME
              BEFORE AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS
            AND OTHER ACQUISITION AND DISPOSITION RELATED CHARGES
                  FOR THE THREE MONTHS ENDED MARCH 31, 2004
                    (in thousands, except per share data)
                                 (unaudited)



                                          U.S. GAAP   Adjustments  Pro Forma

    Revenues                               $137,984        $-      $137,984
    Cost of revenues                         87,074         -        87,074

    Gross profit                             50,910         -        50,910

    Operating expenses:
      Research and development               16,634        10 (A)    16,624
      Selling, general and administrative    21,469       772 (B)    20,697
      Acquisition-related and
       restructuring charges                  2,168     2,168             -
                                             40,271     2,950        37,321

    Income from operations before
     amortization of
      acquired intangible assets             10,639    (2,950)       13,589

    Amortization of acquired intangible
     assets                                     939       939             -

    Income from operations                    9,700    (3,889)       13,589

    Interest (income) expense, net            1,083         -         1,083
    Other (income) expense, net                 239       708 (C)      (469)

    Income before income taxes and
     minority interests                       8,378    (4,597)       12,975

    Income tax provision                      1,829         -         1,829

    Income before minority interests          6,549    (4,597)       11,146

    Minority interests in earnings of
     consolidated subsidiary                    317         -           317

    Net income                               $6,232   $(4,597)      $10,829


    Income per share:
          Basic                               $0.14                   $0.24
          Diluted                             $0.14                   $0.24

    Shares used in computing income per
     share:
          Basic                              44,412                  44,412
          Diluted                            44,995                  44,995


    Adjustments include amortization of
     acquired intangible assets and other
     acquisition and disposition related
     charges.

    (A)   Comprised of:
            Deferred compensation expense
             - IAS                              $10
                                                $10

    (B)   Comprised of:
            Deferred compensation expense
             - IAS                             $772
                                               $772

    (C)   Comprised of:
            Legal settlement - PRI             $708
                                               $708


                           BROOKS AUTOMATION, INC.
                     CALCULATION OF PRO FORMA NET INCOME
              BEFORE AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS
            AND OTHER ACQUISITION AND DISPOSITION RELATED CHARGES
                   FOR THE SIX MONTHS ENDED MARCH 31, 2004
                    (in thousands, except per share data)
                                 (unaudited)



                                         U.S. GAAP   Adjustments   Pro Forma

    Revenues                               $220,530        $-      $220,530
    Cost of revenues                        139,375       237 (A)   139,138

    Gross profit                             81,155      (237)       81,392

    Operating expenses:
      Research and development               32,702       229 (B)    32,473
      Selling, general and administrative 41,236 1,274 (C) 39,962 Acquisition-related and
       restructuring charges                  2,168     2,168             -
                                             76,106     3,671        72,435

    Income from operations before
     amortization of
      acquired intangible assets              5,049    (3,908)        8,957

    Amortization of acquired intangible
     assets                                   1,882     1,882             -

    Income from operations                    3,167    (5,790)        8,957

    Interest (income) expense, net            2,516         -         2,516
    Other (income) expense, net                 197       708 (D)      (511)

    Income before income taxes and
     minority interests                         454    (6,498)        6,952

    Income tax provision                      2,842         -         2,842

    Income (loss) before minority
     interests                               (2,388)   (6,498)        4,110

    Minority interests in earnings of
     consolidated subsidiary                    249         -           249

    Net income (loss)                       $(2,637)  $(6,498)       $3,861


    Income (loss) per share:
          Basic                              $(0.06)                  $0.09
          Diluted                            $(0.06)                  $0.09

    Shares used in computing income
     (loss: per share:
          Basic                              41,417                  41,417
          Diluted                            41,417                  42,036


    Adjustments include amortization of
     acquired intangible assets and other
     acquisition and disposition related
     charges.

    (A)   Comprised of:
            Deferred compensation expense
             - PRI                             $237
                                               $237

    (B)   Comprised of:
            Deferred compensation expense
             - PRI                             $208
            Deferred compensation expense
             - IAS                               21
                                               $229

    (C)   Comprised of:
            Deferred compensation expense
             - IAS                             $772
            Deferred compensation expense
             - PRI                              502
                                             $1,274

    (D)   Comprised of:
            Legal settlement - PRI             $708
                                               $708



SOURCE  Brooks Automation, Inc.
    -0-                             05/03/2004
    /CONTACT: Mark Chung, Director of Investor Relations of Brooks Automation, Inc. , +1-978-262-2459, mark.chung@brooks.com/
    /Web site:  http://www.brooks.com/
    (BRKS)

CO:  Brooks Automation, Inc.
ST:  Massachusetts, Canada, Israel
IN:  CPR SEM
SU:  ERN LAW